EXHIBIT 10.1
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November 16, 1998

JMB Income Properties, Ltd.-XIII
c/o JMB Realty Corporation
900 North Michigan Avenue
Chicago, Illinois  60611

Attention:  Mr. Glenn Emig

Re:        TOPANGA PLAZA
           LOS ANGELES, CALIFORNIA
           -----------------------

Ladies and Gentlemen:

           Reference is made to that certain Partnership Agreement (the "Purchase Agreement") between JMB Income Properties, Ltd.-XII ("Assignor") and Topanga Plaza LLC ("Assignee") respecting, among other matters, the assignment to Assignee of Assignor's partnership interest in Topanga Plaza Partnership. Except as otherwise specifically set forth herein, all terms used in a defined manner herein shall have the meanings set forth for such terms in the Purchase Agreement.

           In consideration of the premises and the mutual undertakings of the parties hereto, the parties hereto hereby agree as follows:

           REPRORATION DATES. Notwithstanding anything to the contrary contained in the Purchase Agreement, the dates set forth in the fifth sentence of Paragraph 5(B) of the Purchase Agreement shall be December 15, 1998 and December 20,1998, respectively.

           COUNTERPARTS; NO FURTHER MODIFICATIONS. This Letter Agreement may be executed in counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one and the same instrument. Except as amended hereby, the Purchase Agreement shall remain unmodified and in full force and effect.



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     Please indicate your consent to the foregoing by signing where noted
below.

                            Very truly yours,

                            TOPANGA PLAZA LLC,
                            a Delaware limited liability company

                      By:   WESTFIELD AMERICA LIMITED PARTNERSHIP,
                            a Delaware limited partnership,
                            Its Managing Member

                            By:   WESTFIELD AMERICA, INC.,
                                  a Missouri corporation,
                                  Its General Partner

                                  By:
                                  Name:
                                  Title:

AGREED TO AS OF NOVEMBER __, 1998

JMB INCOME PROPERTIES, LTD.-XII
an Illinois limited partnership

By:  JMB REALTY CORPORATION,
     a Delaware corporation,
     Corporate General Partner

     By:
     Name:
     Title: